UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2014 root9B Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50502	20-0443575
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4521 Sharon Road, Suite 300 Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (704) 521-8077

Premier Alliance Group, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of December 1, 2014, Premier Alliance Group, Inc. (the “Company”) changed its name to “root9B Technologies Inc.” (the “Name Change”). The Name Change was approved by the Company’s Board of Directors and was effectuated through the filing of an Amendment to the Company’s Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware. The Company has filed and changed its stock symbol to RTNB. The foregoing description of the Amendment is qualified in its entirety by the Amendment to the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

3.1           Amendment to Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

ROOT9B TECHNOLOGIES, INC.
(Registrant)
DATE: December 1, 2014	By:	/s/ Kenneth T Smith
Kenneth T Smith
CFO